As Filed with the Securities and Exchange Commission on July 13, 2012

REGISTRATION NO. 333-14927

REGISTRATION NO. 811-7883

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 39

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 39

ICON Funds

(Exact Name of Registrant as Specified in Charter)

5299 DTC Boulevard, Suite 1200

Greenwood Village, Colorado 80111

(Address of Principal Executive Office)

(303) 790-1600

Registrant’s Telephone Number, including Area Code:

Donald Salcito, Esq.

5299 DTC Boulevard, Suite 1200

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☒	on September 28, 2012 pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

ICON OPPORTUNITIES FUNDS

SEPTEMBER 28, 2012

ICON OPPORTUNITIES FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund’s shares or determined whether the information in this Prospectus is accurate or complete.

Any representation to the contrary is a criminal offense.

1-800-764-0442 • www.iconfunds.com

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442 • www.iconfunds.com

Fund Summary
ICON Opportunities Fund
More About Fund Summary
More About Investment Strategies and Risks
The Fund’s Investment Manager
About Your Investment
Your Share Price
Investing in the ICON Funds
Classes of Shares, Sales Charge and Distribution Arrangements
Opening an Account
Doing Business with the ICON Funds
Redeeming Shares
Transaction Policies
For More Information About Your Account
Establishing Additional Services
Dividends and Other Distributions
Taxes
Financial Highlights
ICON Funds Privacy Information

FUND SUMMARY

ICON OPPORTUNITIES FUND

Investment Objective/Goals

Seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None
Redemption Fee ($15 fee applicable for wire redemptions only)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	14.37%
Total Annual Fund Operating Expenses	15.12%
Expense Reimbursements	(13.62)%
Total Annual Fund Operating Expenses(2)	1.50%

(1)	Other Expenses are based on estimated amounts for the Fund’s first fiscal year, assuming the Fund raises $100,000.
(2)	ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.50%. This expense limitation may be terminated at any time after January 31, 2014 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
ICON Opportunities Fund	$	$

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided because the Fund has not commenced operations as of the date of this prospectus.

Principal Investment Strategies. The Fund uses a quantitative methodology to identify small company securities ICON believes are underpriced relative to value. Normally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in companies with a market capitalization that is within or below the range of companies in the S&P SmallCap 600 Index. The market capitalization of the companies in the Fund’s portfolio and the S&P SmallCap 600 Index changes over time, and the Fund will not sell a stock just because the company has grown to a market capitalization outside the range. The Fund may, on occasion, purchase companies with a market capitalization above the range. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

The Fund invests primarily in equity securities, including common stocks, preferred stocks, and equity interests in trusts (including real estate investment trusts), partnerships, joint ventures, and limited liability companies. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities. The Fund may invest in U.S. and foreign (which may include emerging market) companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges and may include American Depositary Receipts (“ADRs”). At its discretion and consistent with the Fund’s investment objective, the Fund may use derivatives, including futures, forwards, options, and swaps, to hedge against the decline in value of the Fund’s investments and for other risk management purposes, to efficiently gain targeted investment exposure, and to seek to increase the Fund’s investment returns. The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner, including cash and cash equivalents.

Principal Investment Risks

Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The Fund invests principally in stocks and other securities that may experience significant volatility at times and may fall sharply in response to adverse events. Individual securities also may experience dramatic movements in price. In addition to the risks of overall market movements, risks of events affecting a particular industry or sector, and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

Small Company Risk. Securities of small companies generally involve greater risks than investments in larger companies. Small companies may have limited management experience or depth, limited access to capital, or limited products or services, or operate in markets that have not yet been established. Small company securities tend to be more volatile and less liquid than equity securities of larger companies.

Value Investing Risk. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize ICON’s evaluation of the company’s intrinsic worth.

Active Management Risk. The Fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.

Foreign Investment Risk. Up to 20% of the Fund’s net assets may be invested in foreign securities. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets. Because the Fund’s limit on foreign securities focuses on where the security is principally traded rather than where the issuer is organized and/or operated, the percentage of the Fund’s assets that is exposed to foreign market risks may exceed the percentage of the Fund’s assets that the Fund considers to represent foreign securities.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Performance History

The Fund is a new fund with no performance history.

Investment Adviser: ICON Advisers, Inc.

Portfolio Managers: Dr. Craig Callahan, Founder, President and Chairman of the Investment Committee, and Scott Callahan, are the Portfolio Managers and have managed the Fund since inception, September 2012.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

MORE ABOUT FUND SUMMARIES

The Fund’s investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described in the “Fund Summary” section of the Prospectus. Additional information about the Fund’s investment strategies and associated risks are described in the “More About Investment Strategies and Risks” section of the Prospectus.

The Fund will use the Standard & Poor’s SmallCap 600 (“S&P 600”) Index to provide a basis for viewing a Fund’s historical performance against unmanaged securities market indexes. The S&P 600 covers approximately 3% of the domestic equities market. Measuring the small cap segment of the market, companies in the S&P 600 have a market cap in the range of US$ 40 million to US$ 3.36 billion. The S&P 600 accounts for both change in security price and reinvestment of dividends and distributions (where applicable) but does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund. The Fund’s portfolio may differ significantly in holdings and composition from the index. You may not invest directly in this Index.

MORE ABOUT FUND SUMMARIES

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

The Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategy and risk of the Fund have been described in the Fund Summary. This section of the Prospectus discusses other investment strategies used by the Fund and describes additional risks associated with an investment in the Fund. The Statement of Additional Information (“SAI”) contains more detailed information about the Fund’s investment policies and risks.

Overall Investment Strategy for the ICON Opportunities Fund

ICON Advisers, Inc. (“ICON”), the Fund’s investment adviser, uses a disciplined, objective, non-emotional methodology to identify industries and sectors that our methodology suggests are underpriced relative to our calculation of intrinsic value. Our combination of industry rotation and bottom-up valuation of equity investments distinguishes us from other investment managers.

The ICON valuation methodology is rooted in the fundamentals of finance. Earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields help us calculate the intrinsic value of a company. We rely on the integrity of the financial statements released to the market as a part of our analysis.

We use these fundamentals to analyze hundreds of companies included in approximately 150 separate industries, that change over time, and ten basic market sectors as classified by the Standard & Poor’s Global Industry Classification Standard. We then compare our valuation of a security to its current market price to arrive at a “value-to-price” ratio for each stock, and in turn, develop a value-to-price ratio for each of the industries.

We compute a value-to-price ratio for the international securities in our database to determine whether industries, sectors and a country’s securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders.

We believe that the market goes through themes over time. Themes are defined simply: stocks in industries that were market leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell industries we believe are overpriced and buy industries we believe are underpriced, as identified by our valuation model, to capture developing industry and sector themes.

In addition to identifying industries over- or underpriced relative to the broad market, we generally consider those industries that demonstrate relative strength. At ICON, and in general, relative strength is a measure of the performance of an industry in relation to the performance of the broader market over a specified period of time.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures related to the disclosure of the Fund’s portfolio securities is available at www.iconfunds.com and in the Fund’s SAI.

Other Portfolio Investments and Strategies

Foreign Securities. While the Fund emphasizes investments in securities traded in the U.S., the Fund may invest up to 20% of its net assets in foreign securities. Foreign securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

ADRs. The Fund may invest in American Depositary Receipts, American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. GDRs are very similar to ADRs except they may be issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. The shares trade as domestic shares, but are offered for sale globally through the various bank branches. ADRs and GDRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR or GDR. ADRs are not considered foreign securities for purposes of the 20% limit stated above under foreign securities. GDRs may or may not be considered foreign securities for purposes of the 20% limit stated above under foreign securities.

Fixed-Income Securities. While the Fund generally emphasizes investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Fund might invest include bonds, debentures, and other corporate or government obligations.

Convertible Securities. Convertible securities are bonds, preferred stocks and other securities that pay interest or dividends and are convertible into common stock or their equivalent value at maturity. These securities have the potential to offer both current income and capital appreciation. To pursue current income, the Fund may buy convertible debt instruments that entitle the Fund to receive regular interest payments. Preferred stock entitles the Fund to receive regular dividend payments. Convertible securities may also appreciate in value because, if the underlying common stock increases in value, the holder of the convertible security can exchange it for common stock and benefit from the appreciation in the stock’s value.

Credit Ratings. Many convertible securities are assigned credit ratings by agencies such as S&P or Moody’s that evaluate the quality of these securities. Securities with a credit rating of BBB, Baa or higher are generally considered investment grade. Lower rated securities, often called “high yield” securities, are rated BB or Ba or lower at the time of purchase or the unrated equivalent as determined by ICON. Because their issuers may be at an early stage of development or have been unable to repay past debts, these lower rated securities typically must offer higher yields than investment-grade securities to compensate investors for greater credit risk.

Securities That Are Not Readily Marketable. The Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that the Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Fund may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Derivatives. The Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Fund may use include futures contracts, forwards contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, and foreign currencies. The Fund has limits on the use of derivatives and is not required to use them in seeking its investment objective. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of the Fund’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. The Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Fund does not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Fund may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs the Fund pays and may adversely affect its performance.

If the Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains out to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Fund for shareholders with taxable accounts.

Securities Lending. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When the Fund lends its securities, it receives collateral (including cash collateral) at least equal to the amount of securities loaned. The collateral is then invested by our securities lending agent. There are various risks in the process of securities lending. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the securities or gaining access to the collateral. There is the risk that the value of the collateral could decrease below the value of the replacement security by the time the replacement investment is made. There is the risk that the value of the collateral invested may lose money. In short, as a result of securities lending, the Fund may lose money thereby reducing returns and decreasing performance.

More About Risk

This Fund is a mutual fund — pooled investments that are professionally managed and provide you the opportunity to participate in financial markets. It strives to meet its stated goals, although as with all mutual funds, it does not offer guaranteed results. As with any mutual fund, there is always the risk that you may lose all or a portion of the money on your investment in the Fund.

An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

The Fund’s investments are subject to changes in their value from a number of factors, including:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may overweight industries within various sectors and may invest up to 25% of the Fund’s total assets in a single industry. The fact that the Fund may overweight a specific industry or industries may cause the Fund’s performance to be more susceptible to the economic, business or other developments that affect those industries or sectors. This overweighting means the Fund may be less diverse and more volatile than its benchmark.

Company Risk. The stocks in the Fund’s portfolios may not perform as expected. Factors that can negatively affect a particular stock’s price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

Risk of Fixed-Income Investments. The Fund’s investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk. When interest rates change, the value of the Fund’s fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

Credit Risk. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

Foreign Investment Risk. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

THE FUND’S INVESTMENT MANAGER

Management and Administrative Fees

ICON serves as investment adviser to the Fund and is responsible for selecting the Fund’s investments and handling its day-to-day business. ICON’s corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.

ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the ICON Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. As of December 31, 2011, ICON Advisers had $2.0 billion in total assets under management. Assets under management include mutual fund assets of approximately $1.4 billion and assets in mutual fund allocation portfolios and subadvisory relationships of approximately $0.6 billion that invest in and are already included in the ICON Funds’ mutual fund assets. Total assets under management include mutual fund assets, assets in mutual fund allocation portfolios that invest in the ICON Funds, institutional accounts, and separately managed accounts.

The ICON Funds are managed using ICON’s valuation model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON’s Investment Committee since 1991 and served as ICON’s Chief Investment Officer until January 2005.

ICON receives a management fee for managing the Fund’s investments. The Fund will pay an annual management fee equal to 0.75% of the Fund’s average daily net assets.

ICON will also provide administrative services to the Fund. ICON will receive an administrative fee from the Fund for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on assets over $5 billion.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement will be available in the Fund’s first annual report to shareholders. As of the date of this Prospectus, the Fund has not commenced operations.

As discussed in the Fund Summary, ICON Advisers has contractually agreed to waive expenses for the Fund for a period of time.

Investment Committee Members — Portfolio Managers

ICON’s Investment Committee includes members who are responsible for managing mutual fund assets. Each of the ICON Funds is team-managed in that individual Portfolio Managers have responsibility for evaluating their respective sectors and countries and identifying themes and industries within their assigned sectors or countries based on value-to-price ratios and relative strength metrics, the core of the ICON system. However, the day-to-day management of any individual ICON fund portfolio is system-based and continuously monitored by the Portfolio Manager assigned to the relevant Fund. The Portfolio Managers assigned to a Fund has the discretion to invest in and determine the amount of the various sectors within the Fund and the industries and securities within the sector.

The Portfolio Managers for the Fund are:

Fund	Portfolio Manager	Tenure
ICON Opportunities Fund	Craig Callahan	Since September 2012
	Scott Callahan	Since September 2012

THE FUND’S INVESTMENT MANAGER

The ICON Investment Committee includes the following members:

Craig Callahan is the company Founder, President and Chairman of the Investment Committee. Mr. Callahan received his doctorate of business administration in finance and statistics from Kent State University in 1979 and a Bachelor of Science degree from Ohio State University in 1973. From 1986 to 2005, he served as ICON’s Chief Investment Officer.

Scott Callahan is a member of ICON’s Investment Committee. Mr. Callahan joined ICON in 2005 as a Research Analyst and was promoted to Assistant Portfolio Manager in January 2006. He left ICON in August 2006 to pursue his MBA which he received from New York University’s Leonard N. Stern School of Business in 2008. Mr. Callahan became a Portfolio Manager in 2008. While pursuing his MBA, Mr. Callahan was an intern for the United Nations Development Programme in its Department of Finance. He previously received a bachelor’s degree in psychology from the University of Colorado.

Zach Jonson is a member of ICON’s Investment Committee. Mr. Jonson joined ICON in 2003 as a Reconciliation and Performance Specialist. He became a Research Analyst in 2006 and was promoted to a junior member and subsequently, a member of the Investment Committee as a Portfolio Manager in 2007. Mr. Jonson received a bachelor of arts degree in economics from the University of Colorado and an MBA from the University of Denver.

Michael “Mick” Kuehn, CFA, is a member of ICON’s Investment Committee. Mr. Kuehn manages the ICON Asia-Pacific Region Fund and assists Mr. Snyder in the management of the ICON Europe and International Equity Funds. Mr. Kuehn joined ICON in 2006 as a Research Analyst. In 2007, he was promoted to the Investment Committee and subsequently, in 2008, Mr. Kuehn was promoted to a Portfolio Manager. Mr. Kuehn holds a bachelor’s degree in finance and information technology from the University of Colorado and an MBA from the University of Denver. Previously, Mr. Kuehn served as a senior business analyst in the investments division for Thrivent Financial (2004-2006) and as a senior associate for Murrayhill Company (2002-2004).

Derek Rollingson is a senior member of ICON’s Investment Committee. Mr. Rollingson joined ICON in 2000 as a junior member of the Investment Committee. In 2003, he was named a senior member of the Investment Committee and a Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000. Mr. Rollingson holds a bachelor of finance degree, with a minor in statistics, from Brigham Young University and a master in finance degree from the University of Denver.

Scott Snyder, CFA, is a member of ICON’s Investment Committee. Mr. Snyder joined ICON in 2004 as a Research Analyst. In 2005, he was promoted to the Investment Committee and a Portfolio Manager. Previously, he was employed by FactSet as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder received his bachelor of science degree in finance from Arizona State University and an MBA from the University of Denver.

Robert Straus, CFA, CMT, is Chief Investment Officer and a senior member of ICON’s Investment Committee. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as a junior member of the Investment Committee. In 2003, he was named a Portfolio Manager and senior member of the Investment Committee. During 2000, Mr. Straus was a partner with Integral Asset Management LLC and subsequently a senior equity trader with Charles Schwab & Co., Inc. Mr. Straus received a bachelor of arts degree in journalism from NYU and an MBA from the University of Denver.

The SAI provides additional information about the Investment Committee members’ compensation, other accounts managed by the Investment Committee members and their personal ownership in the ICON Funds.

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of the Fund and the price you receive upon selling, redeeming, or exchanging a share of the Fund is called the net asset value (“NAV”). NAV per share is calculated by dividing the total net assets by the total number of shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are generally valued at 4:15 p.m. Eastern time each day the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Fund’s securities holdings on such days may affect the value of the Fund’s shares on days when you will not be able to purchase, exchange or redeem shares.

The Fund uses pricing services to determine the market value of the securities in their portfolios. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system or on broker quotes. The market value of bonds is determined based on an evaluated price. The market value of options is determined based upon their closing mid-price on the market with the most volume. If market prices are not readily available or are unreliable, the Fund’s securities or other assets are valued at fair value as determined in good faith by the Fund’s Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid.

Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Fund’s Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair valued securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which the Fund could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon the Fund’s investment performance. If the Fund invests in another investment company, the Fund’s net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Fund’s transfer agent or other Fund agents.

ICON Distributors, Inc. (the “Distributor”) may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4 p.m. Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using the Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9 a.m. Eastern time following the day that such purchase or redemption orders are received by the broker or intermediary.

YOUR SHARE PRICE

ABOUT YOUR INVESTMENT

INVESTING IN THE ICON FUNDS

Policy Regarding Excessive Short-Term Trading and Market Timing

While the Fund provides shareholders with daily liquidity, it is intended to be a long-term investment and is not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

•	Cause the Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

•	Force the Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

•	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in and out;

•	Dilute the value of Fund shares held by long-term shareholders.

Although ICON will not knowingly permit investors to trade the Fund excessively in a manner to harm Fund shareholders, ICON cannot guarantee that it will be able to identify and restrict all abusive trading in the Fund. ICON has agreements to obtain relevant data for shareholder transactions received through financial intermediaries. Although ICON receives underlying account data, ICON cannot always know or reasonably detect excessive short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. In an attempt to minimize harm to the Fund and its shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of excessive short-term traders.

The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Fund:

•	Shareholder trade activity monitoring;

•	Trading guidelines; and

•	Specific use of fair value pricing, including daily fair value for securities outside of the Western Hemisphere.

Although these tools are designed to discourage abusive short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that abusive short-term trading activity in the Fund will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor’s trading history in the Fund, and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

The Board has determined not to adopt a short-term redemption fee to discourage or address the potential costs of excessive frequent purchases and redemptions. Frequent purchases and redemptions of the Fund’s shares may result in additional costs that are borne by the Fund. The Board believes the current monitoring and actions taken against abusive short-term trading mitigates additional harm to the Fund.

Trade Activity Monitoring

ICON and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect abusive short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in abusive short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

INVESTING IN THE ICON FUNDS

ICON believes it has the ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs. If ICON identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If ICON is not satisfied that the intermediary has taken appropriate action, ICON may terminate the intermediary’s ability to transact in Fund shares. However, the ability to receive and analyze such information is limited and may inhibit ICON from eliminating the possibility of abusive short-term trading.

Trading Guidelines

If the Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive or abusive (for example — as a guideline a purchase and sale within a 45-day period), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders, regardless of whether or not such shareholder exceeds such guidelines. The Fund or ICON may and frequently has permitted exceptions to these guidelines for accounts that can demonstrate they are following a bona fide long-term investment strategy such as sector or industry rotation.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of ICON’s short-term trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

Fair Value Pricing

As discussed above, the Fund has fair value pricing procedures in place, including the daily fair value of certain foreign securities. The Fund’s Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

ABOUT YOUR INVESTMENT

CLASS OF SHARES AND DISTRIBUTION ARRANGEMENTS

Class of Shares

The Fund has one class of shares, which is open to all investors.

Revenue Sharing

The Distributor and ICON Advisers, at their own expense, currently provide additional compensation to selected financial firms for services. A financial firm is a firm that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers currently make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ICON Funds on the financial firms’ preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms including sales, assets and redemption rates, and the length of and quality of the financial firms’ relationship with the ICON Funds. The additional payments described above are made at the Distributor’s or ICON Advisers’ expense, as applicable.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisers about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial adviser.

Sub-Transfer Agency Fees

Boston Financial Data Services, Inc. provides shareholder and transfer agent services to the Fund. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities (“Servicing Agents”) may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agent fee to these Servicing Agents for these services. The Fund may reimburse ICON for all or a portion of these fees.

ABOUT YOUR INVESTMENT

OPENING AN ACCOUNT

Types of Accounts

The following types of account registrations are available:

Individual or Joint Tenant

Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

Transfer on Death

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA or UTMA (Uniform Gift to Minors Act or Uniform Transfer to Minors Act)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.

Trust

A trust needs to be effective before this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.

Corporation or Other Entity

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation showing the person(s) authorized to act on this account.

Retirement Accounts

You may set up the following retirement accounts:

Traditional and Roth IRA

Both types of IRAs allow most individuals with earned income up to a specified maximum amount to contribute a specified amount annually.

Rollover IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) generally retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

Simplified Employee Pension IRA (SEP-IRA)

This type of account allows self-employed persons or small business owners to make direct contributions to employees’ IRAs with minimal reporting and disclosure requirements.

OPENING AN ACCOUNT

SIMPLE (Savings Incentive Match Plan for Employees of Small Employers)

This type of account allows small businesses that do not currently have another retirement plan to offer an IRA that is simple to form and administer.

Coverdell Education Savings Account (formerly Education IRA)

This type of account allows individuals, subject to certain income limitations, to contribute on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

Each year you will be charged a $15 custodial fee per Social Security number that holds any IRA accounts. This fee may be changed upon 30 days notice.

Profit-Sharing Plan and Money Purchase Pension Plan

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) Plan

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

403(b) Accounts

403(b) accounts must be purchased through registered representatives of broker-dealer firms that are authorized to sell the ICON Funds or other institutions that are authorized to sell the ICON Funds.

For All Accounts

We recommend that you consult your tax adviser regarding the particular tax rules and consequences of any investment option and account type.

Please be advised that under the laws of certain states, your property may be transferred (escheated) to the state if no activity occurs in your account for a period specified by state law.

Minimum Initial Investments

To open a Fund account, please enclose a check payable to “ICON Funds” for:

•	$1,000 minimum

•	No minimum if you begin an Automatic Investment Plan

Minimum Additional Investments

•	In general, $100 for additional investments

•	In general, $100 for Automatic Investment Plan payments

ABOUT YOUR INVESTMENT

DOING BUSINESS WITH THE ICON FUNDS

How to Open an Account

By Phone 1- 800-764-0442

If you have an existing account with us that has telephone exchange privileges, you can call to open an account in another ICON Fund by exchange. The names and registrations need to be identical on both accounts.

Otherwise, you must complete a New Account Application and send it with your investment check. The Fund does not accept third-party checks or money orders.

We cannot establish new accounts with cash or certain other cash equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

By Mail ICON Funds P.O. Box 55452 Boston, MA 02205-8165 Overnight: ICON Funds 30 Dan Road Canton, MA 02021-2809

Complete the proper application which you request by calling 1-800-764-0442 or by visiting www.iconfunds.com. Make your check payable to “ICON Funds.” We cannot establish new accounts with cash or certain other cash equivalents.

Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or traveler’s checks.

By Wire	Complete and mail the proper application. Call ICON Funds at 1-800-764-0442 to obtain your account number, then wire your funds.

Through Our Website www.iconfunds.com	Download, complete and mail a signed printout of the proper application with your investment check.

Through Automatic Investment Plans	Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per month. We charge no fee for AIP.

DOING BUSINESS WITH THE ICON FUNDS

How to Add to an Account	How to Redeem Shares	How to Exchange Shares

Electronic Funds Transfer allows you to make electronic purchases directly from a checking or savings account at your request. You may establish Electronic Funds Transfer when your account is opened, or add it later by completing an Account Changes Form. Only bank accounts held at domestic financial institutions that are Automated Clearing House members may be used for telephone transactions. We charge no fee for Electronic Funds Transfer transactions. It may take up to 15 days after an account is established for Electronic Funds Transfer to be available.

	We can generally send proceeds only to the address or bank of record. Minimum redemption —$100; $1,000 minimum for redemptions by wire. Phone redemption is not available on retirement accounts and certain other accounts. The maximum amount that can be redeemed is $50,000 per social security number.	If you have telephone exchange privileges, you may exchange from one ICON Fund to another. The names and registrations need to be identical on both accounts.

Make your check payable to “ICON Funds.” Enclose a purchase stub (from your most recent confirmation or statement); if you do not have one, write the Fund name and your account number on the check. For IRAs, please state the contribution year.

The Fund does not accept cash equivalents except for transfer of assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to: cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

	In a letter, please tell us the number of shares or dollars you wish to redeem, the name(s) of the account owner(s), the Fund and account number. All account owners need to sign the request exactly as their names appear on the account. We can send proceeds to the address or bank of record. A Medallion Guarantee is required for transactions greater than $50,000.	In a letter, include the name(s) of the account owner(s), the Fund and account number you wish to exchange from, the dollar or share amount, and the account you wish to exchange into. All account owners need to sign the request exactly as their names appear on the account.

Wire funds to:

State Street Bank and Trust Company

ABA# 011000028

Attn: Custody

DDA# 99056673

225 Franklin St. Boston, MA 02110

Credit: Name of ICON Fund

Further Credit: Shareholder name and account number

	$1,000 minimum. Monies are usually received the business day after you sell. Unless otherwise specified, we will deduct the $15 wire redemption fee from your redemption proceeds.	Not applicable.
Not available.	Not available.	Not available.

Automatic Investment Plan (AIP) allows you to make electronic purchases directly from a checking or savings account. The minimum to open an account is generally $100 per month. We charge no fee for AIP.	Systematic Withdrawal Plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts generally with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form.	Fund-to-Fund Investment Plan allows you to automatically exchange a fixed dollar amount from one Fund to purchase shares in another Fund.

ABOUT YOUR INVESTMENT

REDEEMING SHARES

Shares Recently Purchased by Check or Electronic Funds Transfer

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

Individual, Joint Tenant, Transfer on Death

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA Accounts

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian on the account.

Retirement Accounts

Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.

Trust Accounts

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee’s name is not in the account registration, you will need to provide a signature guarantee or Certificate of Incumbency dated within the past 6 months.

Corporation or Other Entity

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

Signature Guarantee

For your protection, we require a signature guarantee by an eligible signature guarantor if you request:

•	to change account ownership

•	a redemption check made payable to anyone other than the shareholder(s) of record

•	a redemption check mailed to an address other than the address of record

•	a redemption check or wire sent to a bank other than the bank on file

•	a redemption check mailed to an address of record that has been changed within 30 days of your request

•	a redemption for $50,000 or more

•	to add telephone redemption privileges

•	to change bank account information on an account

REDEEMING SHARES

Eligible signature guarantors must participate in the Securities Transfer Agents Medallion Program (STAMP). You can have your signature guaranteed at a:

•	bank

•	broker-dealer

•	credit union (if authorized under state law)

•	securities exchange/association

•	clearing agency

•	savings association

Please note that a notary public cannot provide a signature guarantee.

We reserve the right to require signature guarantee(s) on any redemption.

Redemption Proceeds

We can deliver redemption proceeds to you:

By Check

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see Signature Guarantee, above). If you don’t specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

By Wire

$1,000 minimum. Proceeds are usually received the business day after the date you sell. Unless otherwise specified, we will deduct a $15 wire redemption fee from your redemption proceeds.

By Electronic Funds Transfer

Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Fund also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund’s net assets in any 90-day period.

The Fund also reserves the right to extend the time to pay our your redemption, if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund’s net assets in any 90-day period.

ABOUT YOUR INVESTMENT

TRANSACTION POLICIES

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds’ Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will be accepted only if accompanied by a permanent street address. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.

If the Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction until such information is received. The Fund also reserves the right to close an account if clarifying information and documentation are not received.

The Fund accepts investments only from U.S. investors who have a Social Security number or tax identification number; foreign investors are not accepted.

We can execute transaction requests only if they are in “good order.” Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in “good order” by the Fund until it meets these requirements. The Fund will not be responsible for market movements while it is executing your transaction request.

You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

Transactions Conducted by Phone or Fax

The Fund, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Fund, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Fund, or one of its service providers or intermediaries may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

•	requiring personal identification prior to acting upon instructions

•	providing written confirmation of such transactions

•	tape-recording telephone instructions

ICON will not accept account or trade instructions via e-mail.

ICON will only accept instructions via fax from broker dealers.

TRANSACTION POLICIES

Effective Date of Transactions

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Fund’s transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. Dollars

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash or cash equivalents. The Fund will accept cash equivalents for transferred assets and roll-overs from bank retirement accounts. Cash equivalents include but are not limited to cashier’s checks, money orders, Treasury checks, credit card checks, starter checks or travelers’ checks.

Returned Checks

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Fund or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares may be redeemed from other accounts, if needed, to reimburse the Fund.

Confirmation Statements

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

Taxpayer Identification Number

If you do not provide your Social Security or taxpayer identification number when you open your account, federal law requires the Fund to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as deemed necessary, including redeeming some or all of the shareholder’s shares. In addition, a shareholder’s account may be reduced by $50 to reimburse the Fund for the penalty imposed by the Internal Revenue Service for failure to report the investor’s taxpayer identification number on required reports.

Account Minimums

The Fund requires you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will decide whether to close an account based on our determination of what is best for the Fund. We will give you at least 60 days’ written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

•	reject any investment or exchange

•	cancel any purchase due to nonpayment or insufficient investor information

•	modify the conditions of purchase or sale at any time

•	waive or lower investment minimums or requirements

•	limit the amount that may be purchased

•	close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Fund

•	suspend the offering of shares

ABOUT YOUR INVESTMENT

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

Investor Services

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. to 5 p.m. Central time Monday through Friday.

24-Hour Account Information

•	By Phone: 1-800-764-0442. ICON’s automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

•	ICON Funds Website: By visiting www.iconfunds.com, you can view the latest Fund performance returns, daily prices, news articles, and much more 24 hours a day.

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

ABOUT YOUR INVESTMENT

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

Automatic Investment Plan (AIP)

Allows you to generally make automatic purchases of at least $100 from a bank account. See How to Add to an Account Through Automatic Investment Plans above.

Electronic Funds Transfer Program

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

Systematic Withdrawal Plan

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of, in general, $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

Householding

To keep the Fund’s costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

ESTABLISHING ADDITIONAL SERVICES

DIVIDENDS AND OTHER DISTRIBUTIONS

The ICON Opportunities Fund intends to distribute net investment income and net capital gains, if any, on an annual basis generally each December.

If the Fund pays dividends or capital gains, either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as you elect for dividends. You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. All of your dividends and capital gain distributions with respect to the Fund will be reinvested in additional shares of the Fund unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Fund will automatically reinvest all dividends under $10 in additional shares of the Fund. If you have elected to receive your dividends or capital gain distributions from the Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account’s subsequent distributions in shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

DIVIDENDS AND OTHER DISTRIBUTIONS

TAXES

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Fund, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Fund realizes capital gains and losses when they sell securities for more or less than they paid. If the Fund’s total gains on such sales exceed its total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Fund’s distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 reduces the rate applicable to long-term capital gains through at least 2012. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange the Fund’s shares at more or less than you originally paid. Because everyone’s tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

TAXES

FINANCIAL HIGHLIGHTS

Because the Fund has not operated for a full fiscal period as of the date of this Prospectus, audited financial highlights are not available.

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances
■ income and transaction history
■ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

FUNDS PRIVACY INFORMATION

Who we are

Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)

What we do

How does ICON protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■  open an account or enter into an investment advisory contract

■  provide account information or give us your contact information

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and  ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

FOR FURTHER INFORMATION

More information about the Fund is available to you free of charge. The Fund’s Statement of Additional Information (SAI) containing more detailed information about the Fund and its policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Fund’s Annual and Semiannual Reports will contain the Funds’ financial statements, portfolio holdings and historical performance, as required. You will also find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance. You can request copies of the SAI, Annual and Semiannual Reports (when available) or obtain other information in the following ways:

By Telephone:	Call 1-800-764-0442

By Mail:	ICON Funds; P.O. Box 55452 Boston, MA 02205-8165

In Person:	ICON Funds; 5299 DTC Blvd, Suite 1200 Greenwood Village, CO 80111

By E-mail:	info@iconadvisers.com

On the Internet:	ICON Funds website: www.iconfunds.com

EDGAR database on the SEC site: www.sec.gov

By E-mail or in Person from the Securities and Exchange Commission (you will pay a copying fee):

E-mail the Securities and Exchange Commission at publicinfo@sec.gov

SEC’s Public Reference Section; Washington, D.C. 20549-0102

Visit or Write:

Call 1-202-551-8090 for information about the operation of the Public Reference Room

1-800-764-0442 • WWW.ICONFUNDS.COM

ICON FUNDS

STATEMENT OF ADDITIONAL INFORMATION

SEPTEMBER 30, 2012

This Statement of Additional Information (“SAI”) relates to the following investment portfolio(s) of ICON Funds (sometimes referred to herein as the “Trust”):

ICON OPPORTUNITIES FUND                                                              ICONX

This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Fund listed above dated September 30, 2012, as amended or supplemented from time to time. To obtain a copy of the Trust’s prospectuses and shareholder reports, please call us at 1-800-764-0442, visit www.iconfunds.com or write to P.O. Box 55452, Boston, MA 02205-8165.

FINANCIAL STATEMENTS

The ICON Opportunities Fund has not commenced operations as of the date of this SAI. The Fund has no financial statements, audited or otherwise. When required, the Fund will issue shareholder reports with performance information and that information will be available at www.iconfunds.com or without charge by contacting the Trust’s shareholder servicing agent at the telephone number or address listed above.

ICON FUNDS

ICON Funds (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996. The ICON Opportunities Fund (the “Fund”) is a series of the Trust. There are 17 other series Funds in the Trust. The 17 other series Funds are covered by separate prospectuses and statements of additional information.

The Fund is a diversified portfolio. This means that, with respect to at least 75% of the Fund’s total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. The Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of the Fund (“Majority”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

ICON Advisers, Inc. (“ICON” or “Adviser”) serves as the Fund’s investment adviser. ICON Distributors, Inc. (“IDI” or “Distributor”) is the Distributor of the Fund’s shares.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of the Fund is fundamental and may not be changed without approval by the holders of a Majority of the Fund’s outstanding voting shares. The investment objective of the Fund is to seek capital appreciation.

The Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in companies with a market capitalization that is within or below the range of companies in the S&P SmallCap 600 Index without providing Fund shareholders at least 60 days’ advance notice.

In addition, the Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by holders of a Majority of the outstanding voting securities of the Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1. The Fund may not invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. The Fund may not invest in physical commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

3. The Fund may not invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that the Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. The Fund may also invest in readily marketable interests in real estate investment trusts.

4. The Fund may not borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, short sales and reverse repurchase agreements, shall not constitute borrowing.

5. The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

6. The Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

7. The Fund may not issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund’s other investment restrictions may be deemed to give rise to a senior security.

In applying the limitations on investments in any one industry set forth in restriction 1. above, the Fund uses industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet, Bloomberg L.P., Value Line, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following instructions are non-fundamental and may be changed by the Board of Trustees (“Board”) at any time without shareholder approval.

1. The Fund may not, with the exception of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, purchase the securities of any issuer if, as a result, more than 5% of its total assets, with respect to 75% of the Fund, would be invested in the securities of that issuer.

2. The Fund may not invest in a company for the purpose of exercising control or management of the company.

3. The Fund may not purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that the Fund may make margin deposits in connection with transactions in short sales, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

4. The Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

5. The Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

6. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent the Fund from entering into short positions in options, futures contracts, forward contracts, and other financial instruments.

In addition, in order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

AND RISK CONSIDERATIONS

The prospectus discusses the principal investment strategies and risks of the Fund. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Fund that may not be considered principal investment strategies and discusses the risks associated with these strategies.

PORTFOLIO TURNOVER

No portfolio turnover rate is provided because the Fund has not commenced operations as of the date of this SAI.

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for the Fund may be higher than those of other mutual funds. Although the Fund intends to purchase and hold securities with the goal of meeting its investment objectives, portfolio changes will be made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may increase as a result of the need for the Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON’s control and because of sector or theme rotations in and out of the Fund by ICON and shareholders.

Higher portfolio turnover rates will increase the brokerage costs the Fund will pay and may adversely affect its performance. If the Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Fund for shareholders with taxable accounts. In addition, sector or theme rotations in and out of the Fund by ICON and other advisers may increase brokerage costs.

EQUITY SECURITIES

The Fund may invest in equity securities, including common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Equity securities may be issued by either established, well-capitalized companies or newly formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Preferred Stock. Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and Warrants. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of the Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

Convertible Securities. The Fund may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Fund may purchase investment grade, non investment grade, speculative and highly speculative convertible securities and preferred stocks rated by a nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”). The Fund also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Fund may buy. (Appendix A to this SAI provides a description of such security ratings.)

The Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Fund’s investment policies.

The Fund’s investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody’s and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

The Fund will invest in debt securities only if they are rated investment grade at the time of purchase.

ICON seeks to reduce the overall risks associated with the Fund’s investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Fund will achieve its investment objective.

Zero Coupon Bonds. The Fund may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. The market values of zero coupon bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. The Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until their maturity or call date, in order for the Fund to maintain its qualification for treatment as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Fund.

Mortgage-Related Securities. The Fund may invest, for temporary defensive purposes, in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see “Mortgage Pass-Through Securities”).

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association (“Ginnie Mae”), are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or the Department of Veterans Affairs (“VA”) guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”) that represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.

Collateralized Mortgage Obligations (“CMO”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment’s average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing prepayments as interest rates rise. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to Ginnie Mae certificates, although Ginnie Mae guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

The Fund’s investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

The Fund may also acquire certificates of deposit and bankers’ acceptances. A certificate of deposit is a short-term obligation of a bank. A banker’s acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

DERIVATIVE INSTRUMENTS

The Fund may use certain derivatives – instruments whose value is derived from an underlying security, index or other instrument.

Options on Securities. The Fund may purchase and/or write (sell) call and put options on any security in which it may invest.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the “writer” of the option). Options generally have standardized terms, including the exercise price and expiration time. Option contracts are valued at their closing mid-price on the principal exchange on which they are traded. The mid-price is the average of the sum of the closing bid and closing asking prices.

The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the “OCC”), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

Writing (Selling) Options. The Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option’s expiration or by effecting a closing purchase transaction.

Purchasing Put Options. The Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. The Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. The Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed “strike” price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the “strike” price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

Purchasing Call Options. The Fund may purchase call options on securities that the Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. The Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s “strike” price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one “strike” price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Information Related to Options Trading. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

If the Fund generates premiums from its sale of call options, the premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Although the Fund will generally write options whose expiration dates are between one and ten months from the date the option is written, it is not possible for the Fund to time the receipt of exercise notices. This prevents the Fund from receiving income on a scheduled basis and may inhibit the Fund from fully utilizing other investment opportunities.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock’s recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. The Fund’s overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser’s strategy in terms of stock selection.

The size of the premium the Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Fund may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Options on Securities Indexes. The Fund may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer in cash a fixed multiple (the “Multiple”) of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The Fund may purchase put options on stock indexes to protect its portfolio against declines in value. The Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes may also permit greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. If such transactions are used as a hedging activity, they may not produce a net gain to the Fund. Any gain in the price of a call option the Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option the Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When the Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When the Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits the Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether the Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, the Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

Over-the-Counter (“OTC”) Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option.

Futures Contracts. The Fund may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “FCM”) or brokerage firm that is a member of the relevant contract market. The CFTC has eliminated limitations on futures trading by certain regulated entities including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that a claim to be excluded from regulation as a commodity pool operator is made. ICON Advisers, the adviser to the Fund, does not believe it, or the Fund, is a “commodity pool operator,” under the law. However, it has filed for an exemption as a registered investment company. In doing so it has agreed to operate the Fund in such a manner to warrant the exclusion from the registration as a commodity pool operator.

Futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if the Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund’s net asset value from declining as much as it otherwise would have. The Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, the Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Fund also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Fund, if ICON’s investment judgment were incorrect, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund hedged against the effects of a possible decrease in prices of securities held in the Fund’s portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund’s futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund would not match exactly the Fund’s current or potential investments. The Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in the Fund’s futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund’s other investments.

To the extent that the Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of the Fund’s assets that are at risk in options or futures contracts.

Unlike the situation in which the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract or when the Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called “initial margin.” Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by the Fund, there was a general increase in interest rates, thereby making the Fund’s position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, the Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures or options positions also could be impaired.

Options on Futures Contracts. The Fund may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See “Options on Securities” above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund’s portfolio against the risk of falling prices. The amount of risk the Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

Risk Factors of Investing in Futures and Options. The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Fund may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as the possible loss of the entire premium paid for an option bought by the Fund, the inability of the Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for the purposes set forth above.

Cover. Transactions using options and futures contracts (“Financial Instruments”), other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transaction unless it owns either (1) an offsetting (“covered”) position in securities, or other options, futures contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other obligations.

Leveraging. Leveraging the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed Fund exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed Fund is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

Correlation of Price Changes. There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

SHOR T SALES

A security is sold short when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver it to the buyer. That Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

The Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire and must maintain these securities in a segregated account. The Fund will incur transaction costs to open, maintain and close short sales against the box.

There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In short sale transactions, the Fund’s gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by the Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause the Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain the Fund may receive from a short sale transaction is decreased and the amount of any loss increased by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

The Fund may invest up to 20% of its net assets in foreign securities traded in foreign markets. The term “foreign securities” refers to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside of the United States.

Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Fund from participating in beneficial corporate actions, such as rights offerings. As a result, the Fund may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a fund that invests in foreign securities can be expected to be higher than that of a fund which invests exclusively in domestic securities, since the expenses of the fund, such as foreign custodial costs, are higher. In addition, such fund incurs costs in converting assets from one currency to another.

Foreign Currency Transactions

Investment in foreign companies will usually involve currencies of foreign countries, and because the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

The Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

The Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the

Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

The Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the Fund’s limitation on investing in illiquid securities.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which the Fund has (or expects to have) portfolio exposure. The Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund’s securities denominated in linked securities.

The Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitment.

On the settlement date of the currency transaction, the Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

Depositary Receipts

The Fund may invest in American Depositary Receipts (“ADRs”, which are securities typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts (“EDRs”) are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A “sponsored” facility is established jointly by the issuer of the security underlying the receipt and a depositary. An “unsponsored” facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States, and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

The Fund may invest up to 15% of the value of its net assets, measured at the time of investment, in investments that are not readily marketable. A security which is not “readily marketable” is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Fund may invest in restricted securities. “Restricted” securities generally include securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be “readily marketable” and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Fund. These securities are often called “Rule 144A” securities (see discussion below).

The Fund may not be able to dispose of a security that is not “readily marketable” at the time desired or at a reasonable price. In addition, in order to resell such a security, the Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, the Fund does not intend to engage in underwriting activities, except to the extent the Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Rule 144A Securities. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Fund may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by the Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The Trust’s Board of Trustees (“Board”) has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Fund’s limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON’s quarterly review.

WH EN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time the Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. The Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING/OVERDRAFTS

The Fund may borrow money from time to time due to timing differences in the settlement of money from security and shareholder transactions. Interest on borrowings will reduce the Fund’s income. See “Investment Restrictions” above for the Fund’s limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, the Fund does not intend to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should the Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Fund include Exchange-traded Fund (“ETFs”). An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. The Fund may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which the Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Fund may enter into repurchase agreements with banks or well-established securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Fund are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Fund’s limitation with respect to illiquid securities. For a further explanation, see “Investment Strategies and Risks—Securities That Are Not Readily Marketable.”

The Fund has not adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. The Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

CASH SWEEP PROGRAM

The Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, the Fund’s uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.

SECURITIES LENDING

The Fund may lend its portfolio securities. The Fund may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security. The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy.

When the Fund lends its securities, it receives collateral (including cash collateral) at least equal to the amount of securities loaned. The collateral is then invested by State Street Bank & Trust (“State Street”) (the “Lending Agent”). There is the risk that the value of the collateral could decrease below the value of the replacement security by the time the replacement investment is made. There is the risk that the value of the collateral investment may lose money.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Fund to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

The Fund is overseen by a Board of Trustees (“Board” or “Trustees”) that meets regularly to review a wide variety of matters affecting the Fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Trustees elect the Fund’s officers and are responsible for performing various duties imposed on them by the 1940 Act, the laws of Massachusetts, and other laws. Only one trustee, Craig T. Callahan, is an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of the ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Fund’s Adviser and Distributor. At least 75% of the Trustees are independent of ICON. The Board oversees all 18 of the ICON Funds, including the Fund described in this SAI. The Board currently has three standing committees, an Audit Committee, a Valuation Committee, and a Nominating Committee, each as described below, under the subheading “Committees”.

Craig T. Callahan is the Chairman of the Board of Trustees. Glen F. Bergert is the Lead Independent Trustee and functions as a liaison between the Chairman of the Board and the other independent Trustees. The Lead Independent Trustee presides at all executive sessions of the Independent Trustees, reviews and provides input on Board meeting agendas and materials, and typically represents the Independent Trustees in discussions with ICON management.

COMMITTEES

The Board has three committees: the Audit Committee, the Valuation Committee and the Nominating Committee.

Audit Committee. The Audit Committee is responsible for overseeing the Trusts’ accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust’s independent registered public accountants; and acts as a liaison between the Trust’s independent registered public accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Audit Committee members are Glen F. Bergert, Chairman; John Pomeroy and Michael Sentel. During the fiscal year ended September 30, 2011, the Audit Committee met two times.

Valuation Committee. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed of Independent Trustees and Adviser representatives. John Pomeroy is the Primary Board Representative on the Valuation Committee, and Michael Sentel is the Secondary Board Representative. During the fiscal year ended September 30, 2011, the Valuation Committee met and its members acted on various valuation matters in excess of 28 times.

Nominating Committee. The Nominating Committee is responsible for the nomination of candidates for election to the Board. It is the policy of ICON Funds that the Independent Trustees then serving on the Board of Trustees shall act as a Nominating Committee when and if needed to select and nominate other independent trustees if additional or replacement trustees are required. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee’s resume, to: ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2011, the Nominating Committee did not meet. During the fiscal year ended September 30, 2012, the Nominating Committee did not meet.

BOARD ASSESSMENT OF LEADERSHIP STRUCTURE

The Board of Trustees completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board of Trustees believes that its leadership structure is appropriate given its specific characteristics. The Board based its conclusion on a number of factors, including the role of the Lead Independent Trustee, the committee structure, the supermajority of its independent trustees, the independence of many of the Fund’s service providers, including its custodian, transfer agent, fund accountant and the sub-administrator to the investment adviser.

ASSESSMENT OF RISK

Like all mutual funds, the Fund is subject to risks, including investment, compliance, operational, and valuation risks, among others. The Board oversees risk as part of its oversight of the Fund. In the course of providing that oversight, the Board of Trustees receives a wide range of reports on the Fund’s activities from the investment adviser, including reports regarding the Fund’s investment performance, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board of Trustees also meets periodically with the ICON Funds’ Chief Compliance Officer (“CCO”) to receive reports regarding the compliance of each ICON Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board of Trustees also meets with the ICON Funds’ CCO annually to review the CCO’s annual report, including the CCO’s risk-based analysis for the Fund. Risk oversight is also addressed as part of various committee activities. The Board, directly, or through its committees, interacts with and reviews periodic reports from, among others, the investment adviser or its affiliates, the Fund’s independent registered public accounting firm, the Fund’s independent legal counsel, and the Fund’s independent service providers, regarding risks faced by the Fund and the outside service providers assessment of risk management programs of the investment adviser. The actual day-to-day risk management functions with respect to the Fund are encompassed within the responsibilities of the investment adviser, the administrator and its sub-administrator and other service providers, who carry out the Fund’s investment management and business affairs. Although the risk management policies of the investment adviser, its affiliates, and other service providers are reasonably designed to be effective, those policies and their implementation vary among service providers, and there is no guarantee that they will be effective. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified and mitigated and some risks may be simply beyond any control of the Fund, ICON, its affiliates, or other service providers.

BOARD ASSESSMENT OF INDIVIDUALS SERVING AS TRUSTEES

The following provides an overview of the considerations that led the Board of Trustees to conclude that each individual serving as a Trustee of the Fund should so serve.

The current members of the Board of Trustees have joined the Board of Trustees at different points in time since the formation of the ICON Funds in 1996. Generally, no one factor was decisive in the original selection of an individual to join the Board of Trustees or the selection of an individual to be nominated to join the Board of Trustees. Among the factors the Board of Trustees considered when concluding that an individual should serve (or be nominated to serve) on the Board of Trustees were the following: (i) the individual’s business and professional experience and accomplishments, including, in some instances, prior experience in the financial services and securities law fields; (ii) the individual’s ability to work effectively with the other members of the Board of Trustees; and (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills, experiences and attributes on the Board of Trustees.

With respect to each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, experience in fields related to the operations of the ICON Funds, were a significant factor in the determination that the individual should serve as a Trustee of the ICON Funds or be nominated to serve as a Trustee of the ICON Funds. Each current Trustee’s recent and relevant prior professional experience is set forth in the following table.

Name and Age	Positions Held with Trust	Year Joined Board	Number of Funds Overseen	Principal Occupation(s) During Past Five Years	Other Directorships
INDEPENDENT TRUSTEES

Glen F. Bergert Age: 62	Lead Independent Trustee; Chairman of Audit Committee; Nominating Committee Member.	1999	All 18 ICON Funds.	President, Venture Capital Management LLC (1997 to present); General Partner, SOGNO Partners LP, a venture capital	Director, Delta (2006 – 2012)

				company (2001 to present); General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present); General Partner of Pyramid Real Estate Partnership, a real estate developing company (1998 to present); General Partner of Chamois Partners, LP, a venture capital company (2004 to present); and General Partner KPMG Peat Marwick, LLP (1979 to 1997).	Dental of California, an insurance company (2006 to present); Director, Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present); Director, Delta Reinsurance Corporation (2000 to 2009 and 2011 to present); and Director, Dentegra Group, Inc, an insurance holding company (2010 to present).

John C. Pomeroy, Jr. Age: 65	Trustee; Audit Committee Member; Primary Board Representative of Valuation Committee; Nominating Committee Member.	2002	All 18 ICON Funds.	Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present); Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).	None.

R. Michael Sentel Age: 64	Trustee; Audit Committee Member; Secondary Board Representative of Valuation Committee; Nominating Committee Member.	1996	All 18 ICON Funds.	Senior Attorney for U.S. Department of Education (1996 to present); engaged in private practice of securities and corporate law (1981 to present); Section Chief for the Professional Liability Section of Federal Deposit Insurance Corp., with responsibility for the Rocky Mountain Region (1991 – 1994); SEC Enforcement Branch Chief (1980 – 1981).	None.

INTERESTED TRUSTEE

Craig T. Callahan Age: 61	Chairman of the Board and Trustee.	1996	All 18 ICON Funds.	President (1998 to present), Chairman of the Investment Committee (2005 to present), and Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc.; President (1998 to 2005), Executive Vice President (2005 to present), Director (1991 to present) and Chief Compliance Officer (2005) of ICON Distributors, Inc. (IDI); President (1998 to present) and Chairman of the Board (1994 to present) of ICON Management & Research Corporation (IM&R); President and Director (2004 to 2009) of ICON Insurance Agency, Inc.	None.

The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign, or are not reelected.

Beneficial Ownership of Securities

The following table gives the dollar range of shares of the Fund, as well as the aggregate dollar range of all Fund advised by ICON, owned by each Trustee as of December 31, 2011:

Name of Fund

	Opportunies Fund	All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Glen F. Bergert		E
John C. Pomeroy, Jr.		B
R. Michael Sentel		D
Interested Trustees
Craig T. Callahan		E

Dollar Range of Equity Securities in the Fund.

A= none

B= $1-$10,000

C= $10,001-$50,000

D= $50,001-$100,000

E= over $100,000

None of the Trustees, other than Dr. Callahan, owned securities of the Adviser, the Distributor or their affiliates as of December 31, 2011. As of December 31, 2011, the Trustees and Officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.

TRUSTEE COMPENSATION

Each Independent Trustee receives a retainer and a per meeting fee. As determined by the Trustees, effective January 1, 2012, ICON Funds pays each Independent Trustee a $24,000 per year retainer. Each Independent Trustee receives a full Board meeting fee of $3,500 and a Committee meeting fee of $750 per meeting. Additionally, each Independent Trustee will receive a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Chairman of the Audit Committee and Lead Independent Trustee receives an additional total fee of $6,000 per year and the Chairman of the Valuation Committee receives $1,750 per year. Annual Board fees may be reviewed periodically and changed by the Board. Dr. Callahan, as an “interested person” of the Trust, receives no salary or fees from the Fund. The Trust has no plan or other arrangements pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds’ Trustees for the fiscal year ended September 30, 2011.

Compensation Table

Name of Person and Position	Aggregate Compensation From ICON Funds* (18 Funds Total)
Interested Trustee:
Craig T. Callahan, Chairman	None
Independent Trustees:
Glen F. Bergert	$50,250
John C. Pomeroy, Jr.	$44,938
Gregory Kellam Scott (1)	$16,250
R. Michael Sentel	$42,750
TOTAL	$154,188

*	The Trustees are Trustees of all 18 ICON Funds.
(1)	Gregory Kellam Scott retired from the Board of Trustees effective January 30, 2011.

TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Fund. The Officers of the Trust (other than the Chief Compliance Officer) receive no direct compensation from the Trust or the ICON Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

Name and Age	Position Held with Fund and Length of Time Served	Principal Occupation During Past Five Years
Craig T. Callahan Age: 61	President and Chairman of the Trust since its inception in 1996.	President (1998 to present), Chairman of the Investment Committee (2005 to present), and Chief investment Officer (1991 to 2004) of ICON Advisers, Inc.; President (1998 to 2005), Executive Vice President (2005 to present) Director (1991 to present) and Chief Compliance Officer (2005) of ICON Distributors, Inc. (IDI); President (1998 to present) and Chairman of the Board (1994 to present) of ICON Management & Research Corporation (IM&R); President and Director (2004 to 2009) of ICON Insurance Agency, Inc.

Erik L. Jonson Age: 62	Vice President, Principal Financial Officer and Treasurer of the Trust since its inception in 1996.	Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) and Secretary (2005 and 1998 to 2002) of ICON Advisers; Chief Financial Officer, Secretary and Director (1998 to present) of IM&R; and Executive Vice President (1996 to present) and Treasurer (1996 to present) and was previously Secretary/Treasurer (1998 to 2002) and Vice President (2002 to 2004) of IDI; and, Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to 2009).

Donald Salcito Age: 59	Vice President and Secretary (2005 to present) of the Trust.	Executive Vice President, General Counsel, and Secretary (September 2005 to present) of ICON Advisers, Inc.; Director and General Counsel (2005 to present) of IM&R; Executive Vice President, Secretary, General Counsel (2005 to present) and Chief Compliance Officer (2005 to 2007) of ICON Distributors, Inc.; Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to 2009). Previously he was a Partner in the law firm of Perkins Coie, LLP (2000-2005).

Brian Harding Age 33	Chief Compliance Officer and Anti-Money Laundering Officer of the Trust (2008 to present).	Chief Compliance Officer (2011 to present) of ICON Advisers, Inc.; Previously he was a Manager (2007 to 2008) and Senior Associate/Associate (2001 to 2007) at PricewaterhouseCoopers LLP.

Jessica Seidlitz Age: 34	Assistant Treasurer of the Trust (2007 to present) and Vice President of the Trust (2012 to present).	Mutual Fund Controller of ICON Advisers, Inc. (2005 to present). Previously she was a Senior Associate/Associate at PricewaterhouseCoopers LLP (2001 to 2004).

The Trust’s Trustees and Officers may be contacted at the Fund’ address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.

INVESTMENT COMMITTEE MEMBER ACCOUNTS AND OTHER INFORMATION

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Fund (“Investment Committee Members”). Investment Committee Members perform functions equivalent to those of portfolio managers at other investment advisory firms. All asset information is as of May 31, 2012.

Management of Other Accounts. The number of other accounts managed by each Investment Committee Member and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. There are no accounts with performance-based fees.

Other Accounts Managed

Name of Investment Committee member	Other Registered Investment Companies (“RICs”) and assets	Other Pooled Investment Vehicles (“PIVs”) and assets	Other Accounts and assets
Craig Callahan	2; 79,912,683	1; 14,147,311	0; 0
Scott Callahan	2; 159,996,028	0; 0	9; 78,722,429

Compensation. Each Investment Committee Member receives compensation in connection with his management of the Fund and other accounts identified above which includes: (1) base salary and (2) a bonus. All forms of compensation for each Investment Committee Member are paid in cash. There are no accounts for which the Adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the Fund is the same as that employed to manage the other accounts; and accounts are treated equally when trades are allocated.

The compensation is a fixed salary established by the Adviser’s executive committee. The executive committee also grants bonuses based on, among other factors, investment performance, the ability to attract assets, and the value of assets held in the Fund’s portfolios.

Potential Conflicts of Interest. As reflected above, the Portfolio Managers may manage accounts in addition to the Fund. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Manager’s compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible ICON Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchase or sell the security in subsequent transactions may receive a less favorable price. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser’s duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Fund and the various other accounts based on the security’s ending target percentage as determined by the Portfolio Manager at the time of purchase.

Listed below for each Portfolio Manager is a dollar range of securities beneficially owned in the Fund managed by the Portfolio Manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ICON Funds family of investment companies as of May 31, 2012 or as otherwise noted.

Name of Investment Committee member	Dollar Range of Equity Securities in the Fund Managed by the Investment Committee Member	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ICON Funds Family*
Craig Callahan	A	G
Scott Callahan	A	B

*	Key to dollar ranges

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

CERTAIN POLICIES OF THE FUND

CODE OF CONDUCT

The Trust, the Adviser, and the Distributor have adopted a Code of Conduct under Rule 17j-1 of the Investment Company Act of 1940 (the “Code”). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the ICON Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the ICON Funds or the Adviser’s other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions by access persons.

PROXY VOTING

The Trust’s Board of Trustees (the “Board”) has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ICON Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Adviser subject to the Board’s continuing oversight.

Policies and Procedures

The Adviser’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Adviser exercises and documents the Adviser’s responsibility with regard to voting of client proxies. The Adviser’s Chief Compliance Officer reviews and monitors the effectiveness of the Guidelines.

To assist the Adviser in its responsibility for voting proxies and the overall proxy voting process, the Adviser has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as an expert in the proxy voting and corporate governance area. Glass Lewis is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. Glass Lewis issues quarterly reports for the Adviser to review to assure proxies are being voted properly. The Adviser and Glass Lewis also perform spot checks periodically to match the voting activity with available shareholder meeting information. Glass Lewis’ management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Adviser. The Adviser reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by Glass Lewis and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by Glass Lewis on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors — considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests — considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors — considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses — considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses — considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues — considering factors such as confidential voting and equal access.

•	Capital Structure — considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation — considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation — considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring — considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting — considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues — considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Adviser, and a complete copy of the Guidelines is available upon request or at www.iconFund.com.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ICON Funds’ shareholders and the Adviser, underwriter or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Adviser to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct Glass Lewis to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Adviser will disclose to the Board the voting issues that created the conflict of interest and the manner in which Glass Lewis voted such proxies.

Record of Proxy Voting

The Adviser, with the assistance of Glass Lewis, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ICON Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling the Adviser at 1-800-764-0442, (2) on the ICON Funds web site at www.iconfunds.com, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholders and others with timely information about the Fund while helping ensure that any disclosure of holdings information is also in the Fund’ best interests. Information related to the 10 largest portfolio holdings of each ICON Fund is posted to the Trust’s website (www.iconfunds.com) within approximately 10 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.

A complete list of portfolio holdings for each ICON Fund is made available to the general public within approximately 30 calendar days of each month-end.

Complete portfolio holdings are provided to the Trust’s service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON’s internal media policy. Non-standard information is disclosed subject to duties of confidentiality, including a duty not to trade on nonpublic information imposed by law and/or contract.

Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

•

a written request for non-standard disclosure must be submitted to and approved in writing by either ICON’s General Counsel or Chief Compliance Officer who considers any conflicts of interest between the ICON Funds and ICON that may result from disclosing such information;

•	The request must relate to an appropriate business purpose; and

•

The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of ICON Funds portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement. There is no assurance that the Trust’s policies on holdings information will protect the ICON Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Entity Name	Frequency of Holdings Disclosure
Lipper, Inc.	Monthly, within approximately 30 calendar days after month-end

Morningstar	Monthly, within approximately 30 calendar days after month-end.

Standard & Poor’s	Monthly, within approximately 30 calendar days after month-end.

Bloomberg	Monthly, within approximately 30 calendar days after month-end.

Thompson	Monthly, within approximately 30 calendar days after month-end.

The ICON Fund’s Board of Directors reviews this portfolio holdings disclosure policy at least annually.

THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

The Trust retains ICON Advisers, Inc. 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each ICON Fund’s investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation (“IM&R”). Dr. Callahan owns the majority of IM&R’s shares with ICON’s Executive Committee owning a minority interest. Dr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table above, Mr. Erik Jonson and Mr. Salcito hold positions with ICON, its affiliates, and/or the Fund, and each have a minority interest in IM&R.

ICON retains the right to use the name “ICON” in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust’s right to use the name “ICON” automatically ceases ninety days after termination of any of the Investment Advisory Agreements with the Trust and may be withdrawn by ICON on ninety days written notice.

ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Fund, ICON serves as investment adviser to various separate accounts and mutual fund tactical allocation portfolios. ICON’s officers include Craig T. Callahan, President; Erik L. Jonson, Executive Vice President, Chief Financial Officer and Treasurer; Donald Salcito, Executive Vice President, General Counsel and Secretary; Steve Moran, Executive Vice President, Chief Sales and Marketing Officer. The affiliations of Messrs. Callahan, Jonson and Salcito with the Trust are shown under the “Trustees and Officers” section of this SAI.

AGREEMENTS WITH THE TRUST

Investment Advisory Agreement. The Investment Advisory Agreement (“Advisory Agreement”) between ICON and the Trust on behalf of each of the ICON Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each ICON Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

As compensation for its management services, the Fund is obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

Fund	Annual Management Fee
ICON Opportunities Fund	0.75%

The investment advisory fees are calculated based on the Fund’s net assets as a whole and are then allocated among the Fund’s respective classes based on each class’s relative net assets.

The Fund pays all of its expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust’s custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Fund’s daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Fund’s shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and Trustees meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.

The Fund has not commenced operations and therefore the Fund has not paid ICON any management fees to date.

Expense Limitation Agreement. ICON has contractually entered into an Expense Limitation Agreement related to the Fund pursuant to which it has agreed to reimburse or limit the Fund’s fees. In connection with this Agreement and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Fund (which excludes interest, dividends on short positions, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Fund’s business) do not exceed the following percentages:

Fund	Expense Limitation
ICON Opportunities Fund	1.50%

The Fund may at a later date reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. The expense limitations for the Fund will continue until January 31, 2014. Thereafter, the Expense Limitation Agreement may be terminated at any time upon 30 days written notice to the Fund’s Board of Trustees.

ADMINISTRATIVE SERVICES

Under a separate written agreement, ICON (as “Administrator”) provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the ICON Fund’s financial statements. ICON receives an administrative fee from the ICON Fund for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds average daily net assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion. ICON provides the Trust with office space, facilities and business equipment, and generally administers the Trust’s business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.

Below is a table which shows the administrative fees paid by the Trust for the last three fiscal years:

Fiscal Year Ended	Administrative Fees
9/30/11	$820,931
9/30/10	$833,402
9/30/09	$768,605

ICON has entered into a sub-administrative agreement with State Street to serve as sub-administrator to the Trust. or its services as sub-administrator, ICON pays State Street an annual rate of 0.0250% on the first $1 billion of all ICON Funds net assets, 0.0225%on such net assets between $1 billion and $2 billion, 0.0200% on such net assets between $2 billion and $3 billion, and 0.0100% on such net assets in excess of $3 billion.

FUND ACCOUNTING AGENT

ICON has engaged State Street as Fund Accounting Agent for the Trust. For its services as Fund Accounting Agent, the Trust pays State Street an annual rate of 0.0200% on the first $2 billion of all ICON Funds net assets, 0.0100% on such net assets between $2 billion and $3 billion and 0.0050% on such net assets in excess of $3 billion.

DISTRIBUTOR

ICON Distributors, Inc. (“IDI” or “Distributor”), 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Fund’s distributor on a best efforts basis. Shares of the Fund are offered on a continuous basis.

CUSTODIAN

ICON has engaged State Street to serve as the Fund’s custodian. The custodian acts as the Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

TRANSFER AGENT

Boston Financial Data Services, Inc., Post Office Box 55452, Boston, MA 02205-8165, acts as the Fund’s transfer agent and, in such capacity, maintains the records of each shareholder’s account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1900 16th Street, Suite 1600, Denver, Colorado 80202, has been selected as independent registered public accounting firm for the Trust. PwC is responsible for auditing the Fund’s financial statements and meeting with the Audit Committee.

COUNSEL

Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.

PURCHASE AND REDEMPTION OF SHARES

There is no sales charge on the purchase of Fund shares and the public offering price for the shares is the net asset value per share. Fund shares do not have a 12b-1 fee. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 and by completing the application. Shares of the Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. Investors may invest any amount as often as they wish subject to any minimum investment and eligibility requirements and subject to the restrictions on excessive trading discussed below. See the prospectus for more information.

Shares of the Fund may be purchased by all investors.

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, generally no later than 9:00 a.m. Eastern Time following the day that such purchase or redemption orders are received by the broker or intermediary.

Redemptions Other Than in Cash

It is possible that, in the future, conditions may exist which would, in the opinion of the Fund’s Adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the Adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the respective Fund’s net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Fund are described in the prospectuses.

PORTFOLIO TRANSACTIONS — BROKERAGE ALLOCATION

SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Fund’s portfolio transactions effected through another broker/dealer (i.e. by using “step-outs”), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares.

Notwithstanding the foregoing, ICON may direct portfolio transactions to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Fund’s portfolio securities transactions does not consider or take into account information about the broker/dealers’ promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

BEST EXECUTION

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, the Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

SOFT DOLLAR TRANSACTIONS

Subject to the policy of seeking the best execution of orders at the most favorable prices, the Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a “safe harbor” to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term “broker” includes such a dealer, and the term “brokerage” or “brokerage services” includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research services and products provided include, without limitation:

•	earnings information and estimates

•	stock quote systems

•	trading systems

•	data feeds from stock exchanges

•	software programs

Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a “mixed use”). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

ICON may receive a benefit from the research services and products that is not passed on to the Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to any of the clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

TRADE ALLOCATION

The Fund and one or more of the other ICON Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for the Fund and other ICON Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

BROKERAGE COMMISSIONS

Decisions relating to purchases and sales of securities for the Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.

The Fund purchases portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the “markup” it includes in the price of the security. Listed securities and NASDAQ traded securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Since the Fund has yet to commence operations, it has not paid any brokerage commissions, as of the date of this SAI.

No officer, director or affiliated person of the Trust or ICON traded with the Fund or received any commission arising out of such portfolio transactions, since inception.

As of the date of this SAI, the Fund did not hold securities of their regular brokers or dealers.

CAPITAL STOCK

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a class or a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

As of September 28, 2012 the share ownership of those shareholders who owned of record 5% or more of the Fund’s issued and outstanding shares:

Name and Address of Record Owner	Fund Name	Percentage of the Fund Owned
ICON Advisers, Inc. 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111	ICON Opportunities Fund	100.00%

The Trust is not aware of any other person who beneficially owns more than 5% of the outstanding shares of any of the Fund as of the date of this SAI.

Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the ICON Funds are generally voted in the aggregate except where voting by each ICON Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each ICON Fund or as may be required by applicable law. Each ICON Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the ICON Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

PRICING OF SHARES

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4 p.m. EST) (the “Valuation Time”) on each day the NYSE is open for trading, except that securities traded primarily on the NASDAQ are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are generally values at 4:15 p.m. EST. The NYSE is not open for trading on the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days the Fund is closed. Those transactions and changes in the value of the Fund’s foreign securities holdings on such days may affect the value of the Fund’s shares on days when shareholders will not be able to purchase, exchange or redeem shares.

The net asset value of the Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to the Fund, less the Fund’s liabilities (including accrued expenses), by the number of outstanding shares. Expenses and fees, including the advisory fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

Domestic Equities. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.

Foreign Securities. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.

Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. Currency rates as of the close of the NYSE are used to determine exchange rates to convert foreign currencies to U.S. dollars.

Debt Instruments. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows: (a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

Securities for Which Market Quotations are not Available. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

Pricing Services. The Board periodically reviews and approves the pricing services used to value the Fund’s securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

Options. Option contracts are valued at their closing mid-price on the exchange with the most volume. The mid-price is the average of the sum of the closing bid and closing asking prices.

TAX STATUS

TAXATION OF THE FUND — IN GENERAL

The Fund is treated as a separate corporation for federal income tax purposes, will elect to be, and intends to qualify continually for treatment, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year (“investment company taxable income”). The Fund intends to distribute substantially all of such income.

To qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from qualified publicly traded partnerships (the “90% test”), and (2) satisfy certain tax diversification requirements at the close of each quarter of the Fund’s taxable year.

If the Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98.2% of its net capital gains for the twelve-month period ending on October 31 of that year and (3) any portion (not taxable to the Fund) of the respective undistributed balance from the preceding calendar year. The Fund intend to make distributions necessary to avoid imposition of this excise tax.

The Fund intends to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by the Fund.

TAXATION OF THE FUND’S INVESTMENTS

The Fund’s ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in their income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

Some futures and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the Fund may invest will be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the distribution requirements described above (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

If the Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared by the Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January.

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Fund, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Fund’s distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 reduces the rate applicable to long-term capital gains. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

Distributions by the Fund will result in a reduction in the net asset value of its shares. If a distribution reduces the fair market value of a shareholder’s shares below their cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing the Fund’s shares just prior to a distribution thus may receive a return of capital upon distribution that will nevertheless be taxable to them.

A shareholder of the Fund should be aware that a redemption of shares (including any exchange into another Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the long-term capital gain distribution.

The Fund may be required to withhold federal income tax at the rate of 28% (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where the Fund or a shareholder has been notified by the Internal Revenue Service (the “IRS”) that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

OTHER TAX CONSIDERATIONS

Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder’s particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by the Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal income tax purposes (“PFIC”) and the Fund does not elect to treat the PFIC as a “qualified electing fund” within the meaning of the Code or mark the shares to market, the Fund would be subject to federal income tax on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from those distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a PFIC and does elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, excluding investments in commodities, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts the Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to the Fund that did not engage in such hedging transactions.

Requirements related to the Fund’s status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as “section 988” gains or losses, will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

Income the Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, “foreign taxes”). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It can be difficult to determine in advance the amount of foreign taxes that will be imposed on the Fund. If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. If this election is made, the Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

ADDITIONAL INFORMATION

TRUST SHARES

The assets received by the Trust from the issue or sale of shares of the Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the Fund. Any general expenses of the Trust, not readily identifiable as belonging to the Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of the Fund represents an equal proportionate interest in the Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of the Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual ICON Fund, a separate vote of that ICON Fund would be required. Shareholders of any ICON Fund are not entitled to vote on any matter which does not affect their ICON Fund but which requires a separate vote of another ICON Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

APPENDIX

Ratings of Corporate Bonds

Guidelines for Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

The four highest ratings of Moody’s and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively. Moody’s applies the numerical modifiers 1, 2 and 3 to the rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category. S&P modifies the ratings with the addition of a plus (+) or minus (-) sign to show relation standing within the major ratings category.

Moody’s. The characteristics of these debt obligations rated by Moody’s are generally as follows:

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor’s. The characteristics of these debt obligations rated by S&P are generally as follows:

AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB — Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB — Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B — Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Ratings of Preferred Stock

Moody’s. The characteristics of these securities rated by Moody’s are generally as follows:

“aaa” — An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

“aa” — An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

“a” — An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

“baa” — An issue that is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

“ba” — An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

“b” — An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s. The characteristics of these securities rated by S&P are generally as follows:

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B — Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Ratings of Commercial Paper

The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody’s, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody’s), A-1 or A-1+ (S&P), and TBW-1 (TBW).

Description of Moody’s commercial paper ratings. Among the factors considered by Moody’s in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

Description of S&P’s commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The “A” categories are as follows:

A — Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

(A)(1) Amended and Restated Master Trust Agreement effective January 23, 2012, incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(A)(2) Amendment No. 19 to the Master Trust Agreement effective July 6, 2012 is filed herewith this Post-Effective Amendment No. 39 to Registrant’s Registration Statement filed on July 13, 2012.

(B)	By-Laws dated October 9, 1996, are incorporated by reference from Registrant’s Initial Registration Statement.

(C)	Relevant parts, including Article V of the Amended and Restated Master Trust Agreement effective January 23, 2012 are filed as Exhibit (A)(1), incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012. No instrument, other than the Amended and Restated Master Trust Agreement, defines the rights of security holders.

(D)	Advisory Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated October 9, 1996 is incorporated by reference from Registrant’s Initial Registration Statement.

(1) Investment Advisory Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.

(2) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 15 to Registrant’s Registration Statement filed November 27, 2002.

(3) Amendment dated January 1, 2004 to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(4) Amendment dated January 1, 2004 to Investment Advisory Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(5) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(6) Amendment to Advisory Fee Schedule to Investment Advisory agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(7) Amendment dated January 29, 2005 to Advisory Fee Schedule to Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed January 27, 2005.

(8) Amendment dated January 31, 2006 to the Advisory Fee Schedule to the Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 21 to the Registration Statement filed on November 30, 2005.

(9) Amendment effective September 30, 2012 to the Advisory Fee Schedule to the Investment Advisory Agreement will be filed as an amendment to Registrant’s Registration Statement.

(E)	(1) Amended and Restated Distribution Agreement and Schedule A between Registrant, ICON Advisers, Inc., and ICON Distributors, Inc. dated May 16, 2006 are incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.

(2) Amendment dated December 20, 2007 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(3) Amendment effective January 23, 2012 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(4) Amendment effective September 28, 2012 to Schedule A to the Amended and Restated Distribution Agreement dated May 16, 2006, for the ICON Funds will be filed by a Post-Effective Amendment to Registrant’s Registration Statement.

(F)	Bonus or profit sharing contracts—Not applicable

(G)	(1) Custodian Agreement between Registrant and State Street Bank and Trust Company dated as of April 1, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(H)	(1) Administrative Services Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated March 1, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed January 20, 2000.

(a) First Amendment to Administrative Services Agreement dated September 1, 2003 is incorporated by reference from Post Effective Amendment No. 17 to Registrant’s Registration Statement filed on November 26, 2003.

(b) Second Amendment to Administrative Services Agreement dated January 1, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(c) Amendment to the Administrative Services Agreement Fee Schedule dated January 31, 2006 is incorporated by reference from Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed November 30, 2005.

(2) Sub-Administration Agreement between ICON Advisers, Inc. and State Street Bank and Trust Company dated as of March 1, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed September 24, 2010.

(3) Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. dated April 22, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.

(4) Fund Investment Accounting Agreement between Registrant and State Street Bank and Trust Company dated effective March 1, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed September 24, 2010.

(5) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant’s Registration Statement filed July 11, 2002.

(a) First Amendment to Expense Limitation Agreement dated August 12, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant’s Registration Statement filed November 26, 2003.

(b) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant’s Registration Statement filed November 26, 2003.

(c) Second Amendment dated January 1, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(d) Third Amendment dated January 29, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(e) First Amendment dated January 1, 2004 to Expense Limitation Agreement dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed January 27, 2004.

(f) Fourth Amendment dated August 9, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed November 29, 2004.

(g) Fifth Amendment dated November 22, 2004 to Expense Limitation Agreement dated July 9, 2004 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed November 29, 2004.

(h) Sixth Amendment dated August 9, 2005 to Expense Limitation Agreement dated July 9, 2005 is incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.

(i) Seventh Amendment dated May 16, 2006 to Expense Limitation Agreement dated July 9, 2005 is incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.

(j) Schedule A dated May 16, 2006 to Seventh Amendment to Expense Limitation Agreement dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.

(k) Eighth Amendment and Schedule A to Expense Limitation Agreement dated August 29, 2006 is incorporated by reference from Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed January 29, 2007.

(l) Ninth Amendment and Schedule A to Expense Limitation Agreement dated December 20, 2007, is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(m) Tenth Amendment and Schedule A to Expense Limitation Agreement dated August 11, 2008, is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Statement filed on November 23, 2009.

(n) Eleventh Amendment and Schedule A to Expense Limitation Agreement dated August 10, 2009, is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Statement filed on November 23, 2009.

(o) Twelfth Amendment and Schedule A to Expense Limitation Agreement dated August 9, 2010, is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(p) Thirteenth Amendment and Schedule A to Expense Limitation Agreement effective January 1, 2011, is incorporated by reference from Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on January 24, 2011.

(q) Fourteenth Amendment and Schedule A to Expense Limitation Agreement effective February 17, 2011, is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(r) Fifteenth Amendment and Schedule A to Expense Limitation Agreement effective August 15, 2011, is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(s) Sixteenth Amendment and Schedule A to Expense Limitation Agreement effective January 23, 2012, is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2012.

(t) Seventeenth Amendment and Schedule A to Expense Limitation Agreement effective September 28, 2012 will be filed by amendment to Registrant’s Registration Statement.

(6) Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company dated March 23, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(7) ICON Funds Line of Credit Agreement between Registrant and State Street Bank and Trust Company dated March 29, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(I)

(1) Opinion and Consent of Lynch, Brewer, Hoffman, & Fink, LLP with respect to the shares of the ICON Opportunities Fund will be filed by amendment to Registrant’s Registration Statement.

(J)	(1) Consent of PricewaterhouseCoopers LLP – Not required with this filing.

(2) Powers of Attorney for Trustees and Officers dated November 22, 2004 are incorporated by reference from Post-Effective Amendment No. 19 to Registrant’s Registration Statement filed November 29, 2004.

(3) Powers of Attorney for Trustees and Officers dated November 15, 2005 are incorporated by reference from Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed November 30, 2005.

(K)	Omitted financial statements - Not applicable.

(L)	Copy of Letter of Initial Stockholder is incorporated by reference to the Pre-effective Amendment.

(M)	(1) Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 26 to the Registrant’s Registration Statement filed on January 29, 2007.

(2) Amendment to Exhibit A dated November 16, 2007 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(3) Amendment to Exhibit A dated August 9, 2010 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 35 to the Registrant’s Registration Statement filed on September 24, 2010.

(4) Amendment to Exhibit A effective January 24, 2011 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 36 to the Registrant’s Registration Statement filed on January 24, 2011.

(5) Amendment to Exhibit A effective January 23, 2012 to Amended and Restated Rule 12b-1 Plan dated May 16, 2006, is incorporated by reference from Post-Effective Amendment No. 38 to the Registrant’s Registration Statement filed on January 23, 2012.

(N)	(1) Amended and Restated Rule 18f-3 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed June 1, 2006.

(2) Amendment to Schedule A dated December 20, 2007 to Amended and Restated Rule 18f-3 Plan dated May 16, 2006 is incorporated by reference from Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on January 28, 2008.

(3) Amended and Restated Rule 18f-3 Plan dated August 10, 2009 is incorporated by reference from Post-Effective Amendment No. 31 to Registrant’s Registration Statement filed on November 23, 2009.

(4) Amended and Restated Rule 18f-3 Plan dated August 9, 2010 is incorporated by reference from Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on September 24, 2010.

(5) Amended and Restated Rule 18f-3 Plan effective January 24, 2011 is incorporated by reference from Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on January 24, 2011.

(6) Amended and Restated Rule 18f-3 Plan effective January 23, 2012 is incorporated by reference from Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on January 23, 2011.

(O)	Code of Conduct, Insider Trading Policy, Gift Policy, Outside Employment Policy, effective January 10, 2011, for ICON Funds, ICON Advisers, Inc. and ICON Distributors, Inc. is incorporated by reference from Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on January 24, 2011.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled “The Investment Adviser, Distributor and Other Service Providers.”

ITEM 30. INDEMNIFICATION

Under Article VI of the Registrant’s Master Trust Agreement, each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant (a “Covered Person”) shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registrant’s investment adviser, administrator and distributor information is incorporated by reference to the Prospectuses and SAI contained in Part A and Part B of this Registration Statement at the sections entitled “The Funds’ Investment Manager” in the Prospectuses, and “The Investment Adviser, Distributor and Other Service Providers” in the SAI.

ITEM 32. PRINCIPAL UNDERWRITERS

ICON Distributors, Inc. (“IDI”) is the Registrant’s principal underwriter. It is not an underwriter for any other investment company. Information pertaining to IDI is incorporated by reference to the Statements of Additional Information contained in Part B of this Registration Statement at the sections entitled “The Investment Adviser, Distributor, and Other Service Providers.”

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under will be maintained by the Registrant at State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105 and/or by the Registrant’s Custodian (State Street Bank and Trust Company) and the Registrant’s transfer and shareholder service agent, Boston Financial Data Services, Inc.

ITEM 34. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

None.

ITEM 35. UNDERTAKINGS

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the registration statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this registration statement on Form N-1A (File No. 333-14927) (the “Registration Statement”) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Greenwood Village, State of Colorado, on the 13th day of July, 2012.

Attest:	ICON FUNDS

/s/ Donald Salcito	/s/ Craig T. Callahan
Donald Salcito Secretary	Craig T. Callahan President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

/s/ Craig Callahan Craig Callahan	President and Trustee	July 13, 2012

/s/ Glen Bergert* Glen Bergert	Trustee	July 13, 2012

/s/ John Pomeroy* John Pomeroy	Trustee	July 13, 2012

/s/ Michael Sentel* Michael Sentel	Trustee	July 13, 2012

/s/ Erik L. Jonson Erik L. Jonson	Vice President, Principal Financial Officer and Treasurer	July 13, 2012

/s/ Donald Salcito Donald Salcito	Vice President and Secretary	July 13, 2012

BY:

/s/ Donald Salcito
Donald Salcito Attorney-in-Fact*

*Original Powers of Attorney authorizing Donald Salcito, Erik L. Jonson and Charles W. Lutter, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above-named trustees and officers of the Registrant are incorporated by reference from Post-Effective Amendment No. 21 to the Registrant’s Registration Statement filed on November 20, 2005.